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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2003


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        0-25064                                          41-1580506
(Commission File Number)                               (IRS Employer
                                                     Identification No.)


                        3600 West 80th Street, Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events

         On August 26, 2003, the Registrant issued a press release announcing that it has entered into an agreement to acquire certain assets of Johnson & Johnson Health Care Systems Inc. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.


Item 7.     Financial Statements and Exhibits

                 Exhibit 99    Press release dated August 26, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  August 26, 2003

                                        HEALTH FITNESS CORPORATION


                                        By      /s/ Wesley W. Winnekins
                                          -------------------------------------
                                                Chief Financial Officer






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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report




Exhibit Number             Description

     99                    Press release dated August 26, 2003